                                                                   EXHIBIT 10.32

                                                    COMPOSITE COPY INCLUDING THE
                                                FIRST, SECOND, THIRD, FOURTH AND
                                       FIFTH AMENDMENT, EFFECTIVE APRIL 30, 1999


                             HARBINGER CORPORATION

                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                           FOR NONEMPLOYEE DIRECTORS


         SECTION 1. PURPOSE. The purpose of the Amended and Restated 1993 Stock Option Plan for Nonemployee Directors (the "Plan") of Harbinger Corporation (the "Company") is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors by encouraging such directors to acquire an increased proprietary interest in the Company.

         SECTION 2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 6, the total number of shares of $.0001 par value common stock (the "Common Stock") of the Company for which options may be granted under the Plan (the "Shares") shall be 350,000 less the number of Shares of Common Stock issuable pursuant to options granted under the Restated 1992 Stock Option Plan for Nonemployee Directors. The Shares shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the Shares subject to, but not delivered under, such option may become available for the grant of other options under the Plan.

         SECTION 3. PARTICIPATION IN THE PLAN. Each member (a "Director") of the Company's Board of Directors (the "Board") or the Board of Directors of any subsidiary who is not otherwise an employee or officer of the Company or any subsidiary of the Company shall be eligible to participate in the Plan (an "Eligible Director"); provided, however, that as long as Westinghouse Communications, Inc. or its permitted assigns is entitled to designate one or more members of the Board of Directors, any director so designated shall not be eligible to participate in the Plan. For purposes of this Plan, the term "subsidiary" means any corporation, fifty percent (50%) or more of the voting stock of which is owned by the Company or by a subsidiary (as so defined) of the Company. An Eligible Director to whom an option is granted is sometimes referred to as an Optionee.

         SECTION 4. NONQUALIFIED STOCK OPTIONS. All options granted under the Plan shall be nonqualified options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         SECTION 5. OPTION TERMS. Each option granted to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the terms of this Section 5:

         5.1 OPTION AGREEMENTS. Each option granted under the Plan shall be evidenced by a Stock Option Agreement and Option Grant in the form attached hereto as Exhibit "A" (an "Option Agreement") duly executed on behalf of the Company and by the Eligible Director to whom such option is granted and dated as of the applicable date of grant. Each Option Agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Board using either manual or facsimile signature. Each Option Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Option Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

         5.2      OPTION GRANT SIZE AND GRANT DATES.

                  5.2.1 ANNUAL GRANTS. An option to purchase 15,000 Shares of Common Stock (as adjusted pursuant to Section 6) shall automatically be granted to each Eligible Director on the date of, and at a time which shall be immediately following, the Annual Meeting at which this Plan is approved by the stockholders of the Company (an "Annual Grant"). Subsequent Options, each for 15,000 Shares of Common Stock (as adjusted pursuant to Section 6), shall be granted to each Eligible Director on the date of, and at a time which shall be immediately following, every succeeding Annual Meeting of the stockholders (also an "Annual Grant"). For purposes of this Plan, "Annual Meeting" means the annual meeting of the Company's stockholders as described in the Company's Bylaws and as determined by the Chief Executive Officer of the Company. Subsequent options shall automatically be granted hereunder at each Annual Meeting until the Shares available for grant hereunder shall no longer be sufficient to grant each Eligible Director an option for the number of Shares determined according to this Section 5.2.1, at which time the Shares remaining available for grant shall be allocated proportionately among the Eligible Directors entitled to the next following Annual Grant. Eligible Directors shall not be entitled to any payment of cash hereunder in lieu of receiving options.

                  5.2.2 INTERIM GRANTS. Each Eligible Director who is first appointed or elected to the Board and attends a regular quarterly meeting of the Board which occurs at a time other than at an Annual Meeting shall be granted an option ("Interim Grant") to purchase a number of Shares of Common Stock equal to the product of (a) 15,000 (as adjusted pursuant to Section 6) and (b) a fraction, the numerator of which shall be the number of regular quarterly directors' meetings expected by the Chief Executive Officer of the Company to occur between the date that such Eligible Director is appointed or elected to the Board and the first Annual Meeting following such appointment or election, and the denominator of which is four. Annual Meetings and regular quarterly Directors' meetings shall be scheduled according to the Company's Bylaws, applicable law, and Company policy and shall be designated by the Chief Executive Officer of the Company.


         5.3 OPTION EXERCISE PRICE. The option exercise price per share for an Annual or Interim Grant shall be the Fair Market Value (as hereinafter defined) on the date of grant. Such "Fair Market Value" shall be determined by the Board on the basis of the reported closing sales price on such date or, in the absence of a reported closing sales price on such date, on the basis of the average of reported closing bid and asked prices on such date. In the absence of either a reported closing sales price or reported bid and asked prices, the Board shall determine such market value on the basis of the best available evidence.

         5.4 VESTING; EXERCISABILITY. Each option shall be fully vested and exercisable on its grant date. Such vesting shall be uniform for all Eligible Directors under the Plan and is more fully set out in Section 2 of the Option Agreement.

         5.5 TIME AND MANNER OF OPTION EXERCISE. Any vested and exercisable option is exercisable in whole or in part (in whole Shares and in lots of not less than one hundred (100) Shares) at any time or from time to time during the period the option, by its terms, may be exercised by giving written notice, signed by the person exercising the option, to the Company stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full of the option exercise price for the number of Shares to be purchased. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the stock option as to such number of Shares. No option may at any time be exercised with respect to a fractional share.

         5.6 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price may be in cash or by bank-certified, cashier's, or personal check.

         5.7 TERM OF OPTIONS. Each option granted under the Plan shall set forth a termination date thereof, which date shall be not later than seven (7) years from the date such option is granted. In any event, all options shall terminate and expire upon the first to occur of the following events:

                  (a) the expiration of (I) thirty (30) days from the date of an Optionee's termination of service as a Director of the Company or any of its subsidiaries; or, (ii) if an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year from the date of such Optionee's termination of service as a Director; or



                  (b) the termination of the option pursuant to Section 6 hereof.

         The termination of service as a Director by an Optionee by death or otherwise shall not accelerate or otherwise affect the number of Shares with respect to which an option may be exercised, and such option may only be exercised with respect to that number of Shares which could have been purchased under the option had the option been exercised by the Optionee the date of such termination. Exercise of a deceased Optionee's options that have not terminated shall be by the estate of such Optionee or by a person or persons whom the Optionee has designated in writing filed with the Company or, if no such designation has been made, by the person or persons to whom the Optionee's rights have passed by will or by the laws of descent and distribution.

         5.8 TRANSFERABILITY. The right of any Optionee to exercise an option granted under the Plan shall, during the lifetime of such Optionee, be exercisable only by such Optionee or by a person who obtained such option pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, and the rules thereunder (a "QDRO"), and shall not be assignable or transferable by such Optionee other than by will or the laws of descent and distribution or a QDRO unless otherwise determined by the Board.

         5.9      LIMITATION OF RIGHTS.

                  5.9.1 LIMITATION AS TO SHARES. Neither the recipient of an option under the Plan nor an Optionee's successor or successors in interest shall have any rights as a shareholder of the Company with respect to any Shares subject to an option granted to such person until the date of issuance of a stock certificate for such Shares.

                  5.9.2 LIMITATION AS TO DIRECTORSHIP. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

         5.10 REGULATORY APPROVAL AND COMPLIANCE. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Board the approval of all regulatory bodies deemed necessary by the Board and without complying, to the Board's complete satisfaction, with all rules and regulations under federal, state, or local law deemed applicable by the Board.

         SECTION 6. STOCK ADJUSTMENTS; MERGERS. If the Shares of Common Stock outstanding are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split, combination of shares, or stock dividend, then the total number of Shares set forth in
Section 2 shall be proportionately and appropriately adjusted by the Board, but only to the extent necessary to reflect changes in outstanding options. If the Company continues in existence, the number and kind of shares that are subject to any option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the option. If the Company will not remain in existence or substantially all of its Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Board may
(i) declare that all options shall terminate thirty (30) days after the Board gives written notice to all Optionees of their immediate right to exercise all options then outstanding and vested pursuant to the vesting provisions of said options and of Section 5.4 of the Plan, or (ii) notify all Optionees that all options granted under the Plan shall apply with appropriate adjustments as determined by the Board to the securities of the successor corporation to which holders of the numbers of Shares subject to such options would have been entitled, or (iii) some combination of aspects of (i) and
(ii). The determination by the Board as to the terms of any adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this Section shall be disregarded and eliminated.

         SECTION 7. EXPENSES OF THE PLAN. All costs and expenses of the adoption and administration of the Plan shall be borne by the Company, and none of such expenses shall be charged to any Optionee.

         SECTION 8. EFFECTIVE DATE AND DURATION OF THE PLAN. The Plan shall be effective as of April 30, 1993, subject to approval by the Company's Board of Directors. The Plan shall continue in effect until April 29, 2003, unless sooner terminated by action of the Board or the Company's shareholders, but such termination shall not affect the terms of any then-outstanding options.

         SECTION 9. TERMINATION AND AMENDMENT OF THE PLAN. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment shall be made more than once every six months that would change the amount, price or timing of the Annual and Interim Grants, other than to comport with changes in the Code, or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of Shares that may be issued under the Plan,
(b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's shareholders.

         SECTION 10. INTERPRETATION. This Plan has been prepared with the intent that participation in the Plan by Eligible Directors will enable such persons to be classified as "disinterested persons" under Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended and its provisions shall be construed to fulfill that purpose.

         SECTION 11. WITHHOLDING. The exercise or surrender of any option granted under this Plan shall constitute Optionee's full and complete consent to whatever action the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise or surrender. In addition to and at the time of payment of the option price, Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise. Notwithstanding the above, in the discretion of the Board, any Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by Optionee as a result of such exercise, may, upon the irrevocable election of Optionee, be paid by tendering to the Company whole Shares of Common Stock duly endorsed for transfer and owned by Optionee, or by authorizing the Company to withhold Shares of Common Stock otherwise issuable upon exercise of the option. Payment of the tax amount by tender or withholding shall be made by tender or withholding of that number of Shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid. In all cases, payment of the tax amount by tender or withholding shall be subject to such restrictions as the Board may from time to time determine, including any such restrictions as may be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act.

                              HARBINGER CORPORATION

                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                            FOR NONEMPLOYEE DIRECTORS


                                   EXHIBIT "A"


                     STOCK OPTION AGREEMENT AND OPTION GRANT

                                 [SEE ATTACHED]

                                    EXHIBIT A
                             STOCK OPTION AGREEMENT
                                       AND
                                  OPTION GRANT


                             HARBINGER CORPORATION
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                           FOR NONEMPLOYEE DIRECTORS


         THIS STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of the date set forth below, by and between HARBINGER CORPORATION (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of Georgia, and the undersigned, an individual resident of the state designated below (hereinafter called "Optionee").

         The Company has adopted the "Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Nonemployee Directors" (the "Plan"). The Plan was amended on April 30, 1999 to provide for immediate vesting of option. This Option Agreement is being made pursuant to the Plan and capitalized terms used herein shall have the same meanings as those terms have in the Plan unless the context in which these terms are used herein requires otherwise or the terms are otherwise defined herein. The date of the grant of the option under this Option Agreement is as of the date specified below (the "Option Date").

         1. GRANT OF OPTION. The Company hereby grants to Optionee an option to purchase the number of shares of $.0001 par value Common Stock of the Company (the "Shares") designated below ("Option Shares"). Any portion of the option not exercised by Optionee as provided herein will expire on the seventh anniversary of the Option Date unless sooner terminated as provided herein. The stock issued on the exercise of this option, when paid for as herein provided, will be fully paid and nonassessable.

         2. EXERCISE OF OPTION. This option is fully vested and may be exercised only during the period beginning on the Option Date and ending on the seventh anniversary date hereof (the "Term") described below.

         The terms contained in the Plan are incorporated into and made a part of this Option Agreement, and this Option Agreement shall be governed by and construed in accordance with the Plan. A "regular quarterly meeting" shall refer to a regular meeting (including an Annual Meeting or a special meeting held in lieu of a regular meeting) of the Board held on a quarterly basis, as determined by the Chief Executive Officer of the Company.

         Each exercise of the option shall be by written notice in the form of an exercise agreement provided by the Board to the President or principal financial officer of the Company at its principal place of business, accompanied by payment in cash, by bank-certified, cashier's or personal check in the amount of the purchase price for the number of the Shares purchased. The date of each exercise of this option shall be the date upon which the notice is received by the appropriate officer.

         The Company shall not be obligated to sell or issue any Shares pursuant to the option unless the issuance of such Shares is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable securities laws. In connection therewith, the Company may require from Optionee at the time of exercise reasonable representations and warranties with respect to the investment intent of Optionee and Optionee's status as an investor in the Shares in order to qualify for exemptions from registration under state or federal securities laws.

         Within a reasonable time after receipt of the notice of exercise, the Company will take steps to ascertain compliance with this Option Agreement. The Company shall then cause certificates representing the Shares for the option exercised to be delivered as soon as reasonably possible, provided, however, that if any law, regulation, or agreement requires the Company to take action with respect to the Shares purchased prior to issuance, the date of issuance of the Shares shall be extended for the period necessary to take such action and comply with such law, regulation or agreement.

         3. ADMINISTRATION. This Agreement shall be administered, construed and interpreted by the Board with reference to the terms, conditions, and interpretive provisions of the Plan.

         4. PURCHASE PRICE. The purchase price per Option Share shall be as designated below ("Exercise Price"), which is equal to or greater than 100% of the fair market value of a share of Common Stock as of the Option Date.

         5. TERMINATION OF SERVICE OR DEATH. In the event Optionee, during his or her life, ceases to be an Eligible Director for any reason, any unexercised portion of the option shall terminate one (1) year after termination of Optionee's status as an Eligible Director due to disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and thirty
(30) days after the termination of Optionee's status as an Eligible Director for any other reason, but in no event after the expiration of the term of the option.

         In the event of the death of Optionee while Optionee is an Eligible Director, but before the expiration of this option, the personal representatives, heirs or legatees of Optionee may exercise the option held by Optionee on the date of Optionee's death. The personal representatives, heirs or legatees must exercise any such option within thirty (30) days after the date of the death of Optionee and in any event prior to the date of expiration of the option, and such exercise otherwise shall be subject to the terms and conditions of this Option Agreement and the Plan.

         6. NO RIGHTS IN OPTION SHARES. Optionee shall have no rights as a shareholder in respect of Shares covered by this Option Agreement until the date of issuance of the Shares to him or her and only after the Shares are fully paid. Optionee shall have no rights with respect to such Shares not expressly conferred by this Option Agreement.

         7. NONASSIGNABILITY. This option shall not be encumbered or transferred in whole or in part except by will or the laws of descent and distribution, and is exercisable during the lifetime of Optionee only by him or her, except as expressly permitted by the Board.

         In consideration for the grant of this option, Optionee promises to use his or her best efforts in furtherance of the Company's business and prospects and in the exercise of his or her duties as a member of the Board of Directors of the Company.

         IN WITNESS WHEREOF, the parties hereunto have set their hands and seals as of the Option Date set forth below.

 Option Date:                           HARBINGER CORPORATION
            -----------------------
Option Shares:
            -----------------------     By:
Exercise Price:                            ------------------------------------
            -----------------------     Title:
Check One:   Annual Grant                     ---------------------------------
                         ----------
             Interim Grant
                         ----------
                                        OPTIONEE



                                        Address:
                                                ------------------------------
                                                ------------------------------
                                                ------------------------------
                                        State of Residence:
                                                           -------------------

                             HARBINGER CORPORATION

                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                           FOR NONEMPLOYEE DIRECTORS


                                  EXHIBIT "B"


                    STOCK OPTION AGREEMENT AND OPTION GRANT

                                 [SEE ATTACHED]

                                   EXHIBIT B
                             STOCK OPTION AGREEMENT
                                      AND
                                  OPTION GRANT


                             HARBINGER CORPORATION
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                       FOR (DUTCH) NONEMPLOYEE DIRECTORS


         THIS STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of the date set forth below, by and between HARBINGER CORPORATION (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of Georgia, and the undersigned, an individual resident of the state designated below (hereinafter called "Optionee").

         The Company has adopted the Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Nonemployee Directors (the "Plan"). The Plan was amended on April 30, 1999 to provide for immediate vesting of options. This Option Agreement is being made pursuant to the Plan and capitalized terms used herein shall have the same meanings as those terms have in the Plan unless the context in which these terms are used herein requires otherwise or the terms are otherwise defined herein. The date of the grant of the option under this Option Agreement is as of the date specified below (the "Option Date").

         1. GRANT OF OPTION. The Company hereby grants to Optionee an option to purchase the number of shares of $.0001 par value Common Stock of the Company (the "Shares") designated below ("Option Shares"). Any portion of the option not exercised by Optionee as provided herein will expire on the day prior to the fifth anniversary of the Option Date unless sooner terminated as provided herein. The stock issued on the exercise of this option, when paid for as herein provided, will be fully paid and nonassessable.

         2. EXERCISE OF OPTION. This option is fully vested and may be exercised only during the period beginning on the Option Date and ending on the day prior to the fifth anniversary date hereof (the "Term") described below.

         The terms contained in the Plan are incorporated into and made a part of this Option Agreement, and this Option Agreement shall be governed by and construed in accordance with the Plan. A "regular quarterly meeting" shall refer to a regular meeting (including an Annual Meeting or a special meeting held in lieu of a regular meeting) of the Board held on a quarterly basis, as determined by the Chief Executive Officer of the Company.

         Each exercise of the option shall be by written notice in the form of an exercise agreement provided by the Board to the President or principal financial officer of the Company at its principal place of business, accompanied by payment in cash, by bank-certified, cashier's or personal check in the amount of the purchase price for the number of the Shares purchased. The date of each exercise of this option shall be the date upon which the notice is received by the appropriate officer.

         The Company shall not be obligated to sell or issue any Shares pursuant to the option unless the issuance of such Shares is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable securities laws. In connection therewith, the Company may require from Optionee at the time of exercise reasonable representations and warranties with respect to the investment intent of Optionee and Optionee's status as an investor in the Shares in order to qualify for exemptions from registration under state or federal securities laws.

         Within a reasonable time after receipt of the notice of exercise, the Company will take steps to ascertain compliance with this Option Agreement. The Company shall then cause certificates representing the Shares for the option exercised to be delivered as soon as reasonably possible, provided, however, that if any law, regulation, or agreement requires the Company to take action with respect to the Shares purchased prior to issuance, the date of issuance of the Shares shall be extended for the period necessary to take such action and comply with such law, regulation or agreement.

         3. ADMINISTRATION. This Agreement shall be administered, construed and interpreted by the Board with reference to the terms, conditions, and interpretive provisions of the Plan.

         4. PURCHASE PRICE. The purchase price per Option Share shall be as designated below ("Exercise Price"), which is equal to or greater than 100% of the fair market value of a share of Common Stock as of the Option Date.

         5. TERMINATION OF SERVICE OR DEATH. In the event Optionee, during his or her life, ceases to be an Eligible Director for any reason, any unexercised portion of the option shall terminate one (1) year after termination of Optionee's status as an Eligible Director due to disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and thirty
(30) days after the termination of Optionee's status as an Eligible Director for any other reason, but in no event after the expiration of the term of the option.

         In the event of the death of Optionee while Optionee is an Eligible Director, but before the expiration of this option, the personal representatives, heirs or legatees of Optionee may exercise the option held by Optionee. The personal representatives, heirs or legatees must exercise any such option within thirty (30) days after the date of the death of Optionee and in any event prior to the date of expiration of the option, and such exercise otherwise shall be subject to the terms and conditions of this Option Agreement and the Plan. 6. NO RIGHTS IN OPTION SHARES. Optionee shall have no rights as a shareholder in respect of Shares covered by this Option Agreement until the date of issuance of the Shares to him or her and only after the Shares are fully paid. Optionee shall have no rights with respect to such Shares not expressly conferred by this Option Agreement.

         7. NONASSIGNABILITY. This option shall not be encumbered or transferred in whole or in part except by will or the laws of descent and distribution, and is exercisable during the lifetime of Optionee only by him or her, except as expressly permitted by the Board.

         In consideration for the grant of this option, Optionee promises to use his or her best efforts in furtherance of the Company's business and prospects and in the exercise of his or her duties as a member of the Board of Directors of the Company.

         IN WITNESS WHEREOF, the parties hereunto have set their hands and seals as of the Option Date set forth below.

Option Date:                                 HARBINGER CORPORATION
              ---------------------------
Option Shares:
              ---------------------------    By:
Exercise Price:                                 -------------------------------
              ---------------------------    Title:
Check One:        Annual Grant                     ----------------------------
                              -----------
                  Interim Grant
                              -----------
                                             OPTIONEE

                                             ----------------------------------

                                             Address:
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                             State of Residence:
                                                                ---------------